FINANCIAL SERVICES FUND

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2007

Market

Market

Shares

Value

Shares

Value

COMMON STOCKS

T. Rowe Price Group, Inc.

1,174 $

71,473

99.4%

Simon Property Group, Inc.†

797

69,227

ProLogis

1,051

66,612

HSBC Holdings PLC — SP

Aon Corp.

1,390

66,289

ADR†

2,700 $

226,017

Marsh & McLennan Cos., Inc.

2,497

66,096

Bank of America Corp.

5,087

209,890

Lincoln National Corp.

1,100

64,042

JPMorgan Chase & Co.

4,671

203,889

Capital One Financial Corp.†

1,329

62,809

American International Group,

Progressive Corp.

3,276

62,768

Inc.

3,347

195,130

Regions Financial Corp.†

2,637

62,365

ABN AMRO Holding NV —

Nymex Holdings, Inc.

465

62,129

SP ADR†

3,316

179,197

BB&T Corp.†

2,002

61,401

Citigroup, Inc.

5,654

166,454

Freddie Mac

1,796

61,190

Wells Fargo & Co.†

5,281

159,433

TD Ameritrade Holding Corp.*

3,047

61,123

Goldman Sachs Group, Inc.

723

155,481

Public Storage, Inc.

791

58,067

UBS AG — SP ADR

3,340

153,640

Ameriprise Financial, Inc.

1,030

56,763

Credit Suisse Group — SP

Vornado Realty Trust

629

55,321

ADR†

2,267

136,247

Fifth Third Bancorp†

2,167

54,457

Bank of New York Mellon

Assurant, Inc.†

810

54,189

Corp.

2,784

135,748

Leucadia National Corp.†

1,134

53,411

Wachovia Corp.†

3,429

130,405

Genworth Financial, Inc. —

U.S. Bancorp†

3,979

126,293

Class A†

2,071

52,707

American Express Co.

2,406

125,160

Boston Properties, Inc.†

574

52,699

Barclays PLC — SP ADR

3,079

124,299

Plum Creek Timber Co., Inc.

Morgan Stanley

2,173

115,408

(REIT)†

1,104

50,828

MetLife, Inc.

1,792

110,423

Equity Residential†

1,393

50,803

Prudential Financial, Inc.

1,184

110,159

Legg Mason, Inc.

681

49,815

CME Group Inc.

156

107,016

UnumProvident Corp.†

2,068

49,198

State Street Corp.

1,313

106,616

CNA Financial Corp.

1,440

48,557

Travelers Cos, Inc.

1,941

104,426

HCP, Inc.†

1,383

48,101

Charles Schwab Corp.

4,084

104,346

Hudson City Bancorp, Inc.

3,185

47,839

Lehman Brothers Holdings,

General Growth Properties, Inc.

1,148

47,275

Inc.†

1,590

104,050

Bear Stearns Cos., Inc.†

531

46,861

Merrill Lynch & Co., Inc.†

1,902

102,099

KIMCO Realty Corp.

1,287

46,847

AFLAC, Inc.

1,604

100,459

Annaly Mortgage Management,

Blackrock, Inc.

440

95,392

Inc.†

2,550

46,359

Loews Corp.

1,819

91,568

Commerce Bancorp, Inc.†

1,208

46,073

Allstate Corp.

1,749

91,350

National City Corp.

2,765

45,512

Hartford Financial Services

SEI Investments Co.†

1,414

45,488

Group, Inc.

991

86,405

Synovus Financial Corp.

1,875

45,150

NYSE Euronext†

969

85,049

M&T Bank Corp.

553

45,108

Fannie Mae

2,108

84,278

Moody's Corp.†

1,262

45,053

Franklin Resources, Inc.†

734

83,992

Host Hotels & Resorts, Inc.†

2,635

44,900

Chubb Corp.

1,471

80,287

Nasdaq Stock Market, Inc.*†

903

44,689

PNC Financial Services Group,

KeyCorp†

1,881

44,109

Inc.†

1,208

79,305

Ventas, Inc.†

950

42,987

ACE Ltd.

1,264

78,090

Cincinnati Financial Corp.

1,083

42,822

Principal Financial Group, Inc.

1,124

77,376

Axis Capital Holdings Ltd.

1,080

42,088

Brookfield Asset Management,

Eaton Vance Corp.

926

42,050

Inc. — Class A†

2,115

75,442

Everest Re Group Ltd.

415

41,666

Northern Trust Corp.

962

73,670

AvalonBay Communities, Inc.

442

41,610

SunTrust Banks, Inc.†

1,173

73,301

XL Capital Ltd.†

826

41,556

1

FINANCIAL SERVICES FUND

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2007

Market

Market

Shares

Value

Shares

Value

Brookfield Properties Corp.

2,145 $

41,291

Allied World Assurance

White Mountains Insurance

Company Holdings Ltd

600 $

30,102

Group Ltd.

80

41,124

Reinsurance Group of America,

UnionBanCal Corp.

837

40,938

Inc.

570

29,914

Torchmark Corp.†

670

40,555

Cullen/Frost Bankers, Inc.†

590

29,889

People's United Financial, Inc.

2,278

40,548

First American Corp.†

871

29,719

Janus Capital Group, Inc.

1,230

40,405

Brown & Brown, Inc.

1,264

29,704

W.R. Berkley Corp.

1,351

40,273

Unitrin, Inc.

616

29,562

Comerica, Inc.†

919

40,004

Duke Realty Corp.†

1,133

29,549

New York Community

CapitalSource, Inc.†

1,678

29,516

Bancorp, Inc.†

2,264

39,801

Old Republic International

AMB Property Corp.†

685

39,429

Corp.

1,915

29,510

Safeco Corp.

707

39,366

Alexandria Real Estate

Markel Corp.*

80

39,288

Equities, Inc.†

290

29,484

Willis Group Holdings Ltd.

1,030

39,109

CIT Group, Inc.

1,214

29,172

Discover Financial Services†

2,520

38,002

Protective Life Corp.

700

28,714

PartnerRe Ltd.

460

37,964

Fidelity National Financial, Inc.

Transatlantic Holdings, Inc.

520

37,788

— Class A†

1,960

28,636

Arch Capital Group Ltd.*

530

37,286

Forest City Enterprises, Inc. —

American Capital Strategies,

Class A†

640

28,442

Ltd.†

1,119

36,882

Erie Indemnity Co. — Class A

540

28,021

Washington Mutual, Inc.†

2,708

36,856

Popular, Inc.†

2,629

27,867

Huntington Bancshares, Inc.†

2,480

36,605

iStar Financial, Inc.†

1,046

27,248

Federated Investors, Inc. —

Apartment Investment &

Class B†

870

35,809

Management Co. — Class A†

784

27,228

SL Green Realty Corp.†

383

35,795

Philadelphia Consolidated

Marshall & Ilsley Corp.†

1,344

35,589

Holding Corp.*

690

27,152

RenaissanceRe Holdings Ltd.†

590

35,542

Countrywide Financial Corp.†

3,037

27,151

Federal Realty Investment Trust

424

34,832

Jefferies Group, Inc.†

1,165

26,853

CB Richard Ellis Group, Inc. —

City National Corp.

450

26,798

Class A*

1,608

34,652

Allied Capital Corp.

1,244

26,746

Macerich Co.

486

34,535

Hospitality Properties Trust†

822

26,485

Rayonier, Inc.

718

33,918

Taubman Centers, Inc.

520

25,579

Raymond James Financial, Inc.

1,030

33,640

UDR, Inc.†

1,271

25,229

Sovereign Bancorp, Inc.†

2,936

33,470

Camden Property Trust

513

24,701

Regency Centers Corp.

518

33,406

Weingarten Realty Investors†

760

23,894

TFS Financial Corp*

2,780

33,193

Jones Lang LaSalle, Inc.

332

23,625

SLM Corp.†

1,616

32,546

Essex Property Trust, Inc.

240

23,398

Health Care REIT, Inc.†

728

32,534

Liberty Property Trust

804

23,163

Alleghany Corp.*

80

32,160

First Horizon National Corp.†

1,191

21,617

BOK Financial Corp.

619

32,002

TCF Financial Corp.

1,190

21,337

American Financial Group, Inc.

1,099

31,739

Colonial BancGroup, Inc.†

1,475

19,972

Zions Bancorporation†

675

31,516

Student Loan Corp.

180

19,800

Commerce Bancshares, Inc.

692

31,043

Ambac Financial Group, Inc.†

670

17,266

Developers Diversified Realty

MBIA, Inc.†

749

13,954

Corp.†

801

30,670

First Marblehead Corp.†

860

13,158

Associated Banc-Corp.

1,132

30,666

E*Trade Financial Corp.*†

3,048

________

10,820

Affiliated Managers Group,

Total Common Stocks

Inc.*†

260

30,540

(Cost $8,422,040)

________

9,690,901

HCC Insurance Holdings, Inc.

1,058

30,343

2

FINANCIAL SERVICES FUND

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2007

Face

Market

Amount

Value

REPURCHASE AGREEMENTS

1.5%

Collateralized by U.S. Treasury

Obligations

Lehman Brothers Holdings, Inc.

issued 12/31/07 at 1.00% due

01/02/08

$

148,257 $

________

148,257

Total Repurchase Agreements

(Cost $148,257)

________

148,257

SECURITIES LENDING COLLATERAL 20.4%

Investment in Securities Lending Short

Term

Investment Portfolio Held

by U.S. Bank

1,984,642

________

1,984,642

Total Securities Lending Collateral

(Cost $1,984,642)

________

1,984,642

Total Investments 121.3%

(Cost $10,554,939)

$

________

11,823,800

Liabilities in Excess of Other

Assets – (21.3)%

$

(2,076,528)

________

Net Assets – 100.0%

$

9,747,272

*

Non-Income Producing Security

†

All or a portion of this security is on loan at December 31, 2007

ADR – American Depository Receipt

3